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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): March 18, 2005

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065           95-4436774
     (State or other           (Commission File       (I.R.S. Employer
     jurisdiction of                Number)            Identification
     organization)                                        Number)


    11661 San Vicente Blvd, Suite 901                     90049
         Los Angeles, California                        (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 979-8513

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ITEM 8.01.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 4, 2005, PPOL, Inc. ("PPOL" or "Registrant") announced the completion of a definitive agreement under which Foster Strategic Investment Partnership acquired 10,547,594 shares of Registrant from Forval Corporation, representing 58.6% of PPOL's outstanding shares for $8,370,000 (900,000,000 Japanese Yen). A translation of the Stock Purchase Agreement, originally executed in Japanese, dated March 31, 2005, is attached as Exhibit 99 to Registrant's Form 8-K filed on April 4, 2005 ("Stock Purchase Agreement").

Pursuant to the terms of the Stock Purchase Agreement, Forval Corporation caused the following actions to occur immediately after execution of the Stock Purchase Agreement, which actions were effective as of March 31, 2005. Four (4) of Registrant's directors in office as of March 31 resigned as members of Registrant's Board of Directors; the sole remaining director appointed to the Board the following new directors: Hisao Inoue as Chairman, Masao Yamamoto and Richard H. Izumi; and the remaining director resigned as a member of the Board of Directors. As a result of the following actions, Registrant's directors as of March 31, 2005, Hideo Ohkubo, Robert Brasch, Lowell Hattori, Naota Hamaguchi and Yoshikazu Ohashi, resigned as members of the Board of Directors, and they were replaced by the three (3) new directors.

Rule 14f-1 (ss. 240.14f-1) promulgated under the Securities Exchange Act of 1934, as amended (the "Act") provides that if, pursuant to any arrangement or understanding with the person or persons acquiring securities in a transaction subject to section 13(d) or 14(d) of the Act, any persons are to be elected or designated as directors of the issuer, otherwise than at a meeting of security holders, and the persons so elected or designated will constitute a majority of the directors of the issuer, then, not less than 10 days prior to the date any such person take office as a director, or such shorter period prior to that date as the Commission may authorize upon a showing of good cause therefore, the issuer shall file with the Commission and transmit to all holders of record of securities of the issuer who would be entitled to vote at a meeting for election of directors, information substantially equivalent to the information which would be required by Items 6 (a), (d) and (e), 7 and 8 of Schedule 14A of Regulation 14A (ss. 240.14a-101) to be transmitted if such person or persons were nominees for election as directors at a meeting of such security holders. Registrant has determined that it was subject to Rule 14f-1, but it did not file the information required by Rule 14f-1, and it did not request, nor did the Commission authorize, a filing date other than that required by Rule 14f-1. Accordingly, Registrant intends to file the information required by Rule 14f-1 and disseminate the information forthwith.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 8, 2005

                                     PPOL, Inc.

                                     By: /s/ Richard Izumi
                                         ---------------------------------
                                         Richard Izumi
                                         Secretary